UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2012

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. was held on May 31, 2012 for the following purposes:

• To elect four members to our Board of Directors as Class I directors for a term of three years each;

• To hold an advisory vote to approve the compensation of our named executive officers;

• To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

• To consider and act upon a shareholder proposal regarding corporate political contributions.

We had 217,839,113 outstanding shares of our Common Stock as of April 2, 2012, the record date for the Annual Meeting.  172,075,502 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Morten Arntzen	152,497,986	173,735	18,807	19,384,974
Bernard W. Aronson	150,883,225	1,788,474	18,829	19,384,974
Richard D. Fain	141,848,231	10,801,131	41,166	19,384,974
Ann S. Moore	152,482,704	189,399	18,425	19,384,974

Each of the four nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

	Number	Percentage of Votes Cast
Votes For	141,084,078	92.45%
Votes Against	11,517,406	7.55%
Abstentions	89,044	—
Broker Non-Votes	19,384,974	—

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Ratification of the Auditors

	Number	Percentage of Votes Cast
Votes For	171,614,611	99.78%
Votes Against	373,703	0.22%
Abstentions	87,188	—
Broker Non-Votes	—	—

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Shareholder Proposal Regarding Corporate Political Contributions

	Number	Percentage of Votes Cast
Votes For	28,928,125	19.23%
Votes Against	121,474,967	80.77%
Abstentions	2,287,436	—
Broker Non-Votes	19,384,974	—

The shareholder proposal was not approved, having failed to receive the affirmative vote of a majority of the votes cast with respect to such proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 31, 2012	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: